EATON VANCE FLOATING-RATE FUND
                   EATON VANCE FLOATING-RATE HIGH INCOME FUND
               Supplement to Statements of Additional Information
                               dated March 1, 2003


The following replaces the fourth paragraph under "Calculation of Net Asset Value":

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of a foreign security may occur between the time trading is completed abroad and the close of the Exchange will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made).



April 17, 2003